SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): November 14, 2006


                               SAPIENT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


        0-28074                                            04-3130648
(Commission File Number)                    (I.R.S. Employer Identification No.)

             25 First Street
              Cambridge, MA                                   02141
(Address of Principal Executive Offices)                    (Zip Code)

                                 (617) 621-0200
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 14, 2006, Sapient Corporation ("Sapient") received a written Additional Staff Determination letter from the Listings Qualifications department of The Nasdaq Stock Market stating that Sapient is not in compliance with Nasdaq Marketplace Rule 4310(c)(14). As anticipated, the letter was issued in accordance with Nasdaq procedures due to the delayed filing of Sapient's Quarterly Report on Form 10-Q for the period ended September 30, 2006. The letter stated that the Nasdaq Listing Qualifications Panel (the "Panel") will consider the missed filing in rendering its decision on Sapient's continued listing on the Nasdaq Global Market.

As previously announced on August 8, 2006, the Audit Committee of Sapient's Board of Directors is conducting an internal investigation of Sapient's stock-based compensation practices. Sapient had also delayed the filing of its Quarterly Report on Form 10-Q for the period ended June 30, 2006, and it expects to file both quarterly reports upon completion of the internal investigation.

The press release issued by Sapient on November 20, 2006 in connection with this matter is attached hereto as Exhibit 99.1.


Item 8.01 Other Events.

On November 20, 2006, Sapient announced that the Audit Committee of its Board of Directors reported the findings of its investigation into Sapient's historical stock-based compensation practices. A copy of the press release issued by Sapient on November 20, 2006 in connection with this matter is attached hereto as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1    Press release dated November 20, 2006

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 20, 2006              SAPIENT CORPORATION
                                         (Registrant)



                                     By: /s/ Kyle A. Bettigole
                                         ---------------------------------------
                                         Corporate Counsel & Assistant Secretary

Exhibit Index

Exhibit
Number          Description
-------         -----------

99.1            Press release dated November 20, 2006